UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2006

RAMCO-GERSHENSON PROPERTIES TRUST
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan		48334
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-350-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2006, On February 24, 2006, Ramco-Gershenson Properties Trust (the "Trust") entered into an employment agreement with Thomas Litzler, Executive Vice President of Development and New Business Initiatives. The agreement provides for an initial term from February 28, 2006 until December 31, 2007. Mr. Litzler’s initial annual base salary under the agreement is $295,000. In addition, Mr. Litzler is entitled to a starting bonus of $100,000 and to participate in benefit plans generally made available from time to time to other executive officers of the Trust.

Mr. Litzler will be compensated for the value of restricted share and stock options which lapsed due to his change of employment, in an amount currently estimated to be in the range of $150,000 - $200,000, by some combination of cash, restricted stock and/or stock options.

The agreement provides that Mr. Litzler will participate in an annual bonus plan available to executive officers of the Trust. The current bonus plan compensates bonus eligible employees for successful execution of corporate, departmental and individual goals. Mr. Litzler’s target bonus under the plan will be 40% of base salary. The agreement further provides for Mr. Litzler to participate in any long term incentive plan generally available to executive officers of the Trust. If Mr. Litzler’s employment is terminated in certain circumstances following a change in control of the Trust, he will be entitled to be paid an amount equal to twice his annual base salary and all of his outstanding stock options and other plan benefits will vest.

A copy of the letter outlining Mr. Litzler’s salary and benefits and a copy of the press release are filed as exhibits to this report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 24, 2006, Ramco-Gershenson Properties Trust announced that Thomas Litzler was appointed Executive Vice President Development and New Business Initiatives. Mr. Litzler will be responsible for the development of new shopping centers and the introduction of innovative business initiatives to improve the Trust’s performance.

Mr. Litzler received his undergraduate degree from the College of Wooster in Ohio and his MBA from the University of Michigan. He is 46 years old.

The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under Item 5.02 as if set forth herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Employment Agreement, dated February 24, 2006, betwemm Ramco-Gershenson Properties Trust and Thomas Litzler.

Exhibit 99.1 Press release dated February 27, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

February 27, 2006	By:	Dennis Gershenson

Name: Dennis Gershenson
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement, dated February 24, 2006, between Ramco-Gershenson Properties Trust and Thomas Litzler.
99.1	Press Release dated February 27, 2006.